EXHIBIT 10.54

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Draft of September 25, 1996

AMENDMENT TO COLLABORATIVE

DEVELOPMENT AND LICENSE AGREEMENT

This Amendment is made and entered into as of September 27,1996 by and between INHALE THERAPEUTIC SYSTEMS, a California corporation (“INHALE”) and PFIZER INC., a Delaware corporation (“PFIZER”).

RECITALS

WHEREAS, Inhale and Pfizer are parties to a Collaborative Development and License Agreement made as of January 18, 1995 and effective as of February 28, 1995 (the “Agreement”);

WHEREAS, by letter dated September 12, 1995 (the “First Amendment”), Inhale and Pfizer amended Exhibit 1.13 of the Agreement;

WHEREAS, Inhale and Pfizer desire to amend the Agreement, as set forth below.

NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, Inhale and Pfizer agree as follows:

1. Definitions.

As used herein, capitalized terms shall have the meanings ascribed to them in the Agreement, except as expressly specified otherwise.

2. Amendments

2.1 Section 3.4(d) is hereby amended by deleting the entire text thereof and replacing it with the following:

(d) [*]                                                      [*]

2.2 Section 3.4(h) is hereby amended by deleting the entire text thereof and replacing it with the following:

(h) Except for the Devices referred to in Sections 3.4(c) , INHALE shall not deliver clinical materials and Devices to PFIZER or clinical study sites designated by Pfizer, as the case may be, clinical materials and Devices unless requested to do so by PFIZER via written request from PFIZER’s JDC Co-Chairperson to INHALE’s JDC Co-Chairperson.

2.3 The first sentence of Section 3.4(i) is hereby amended by deleting the entire text thereof and replacing it with the following:

PFIZER’s Co-Chairperson must provide INHALE’s Co-Chairperson with written notice [*] Devices or clinical [*], or such other time as the JDC may determine to be reasonable, of receipt by PFIZER of such Devices and clinical materials; provided, however, that such written notice accepting or rejecting the Devices and materials referred to in Section 3.4(d) shall be made within [*] after the later of (A) PFIZER’s receipt from INHALE of photocopies of the Site Device Receipt Forms and Site Drug Receipt Forms countersigned by the initial clinical study sites designated by PFIZER to certify their receipt of the required quantities of such Devices and materials in good condition and (B) receipt by PFIZER of release documentation from INHALE that demonstrates, [*], that the Devices and materials shipped to such sites meet the specifications and requirements set forth in PFIZER’s IND for the outpatient Phase II Trials.

2.4 The second sentence of Section 3.4(j) is hereby amended by deleting the entire text thereof and replacing it with the following:

In addition, if the milestone event referred to in Section 3.4(d) is achieved and PFIZER elects to initiate a development program for the Products in [*], PFIZER shall make one additional non-refundable payment of [*] on [*], and one further non-refundable payment of [*] on [*].

2.5 The first sentence of Section 3.4(k) is hereby amended by deleting the entire text thereof and replacing it with the following two sentences:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The payments by PFIZER to INHALE due under Sections 3.4(b), (c) and (e) shall be made [*]. The payment by PFIZER to INHALE due under Section 3.4(d) shall be [*].

3. Miscellaneous

3.1 This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of New York and the United States of America, without regard to choice of law rules.

3.2 As amended by this Amendment and the First Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first above written.

PFIZER INC.		INHALE THERAPEUTIC SYSTEMS

By:	/s/ J. Niblack	By:	/s/ Robert Chess
Name:	John F. Niblack	Name:	Robert Chess
Title:	Executive Vice President	Title:	President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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